SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2011

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Dr., Fresno, California	93720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 26, 2011, Central Valley Community Bancorp (Company) received preliminary approval to participate in the U. S. Treasury Department’s Small Business Lending Fund Program (“SBLF”).  The purpose of the SBLF is to provide equity capital to qualifying financial institutions. The Company received a preliminary commitment from the Treasury to invest $7 million in the Company’s preferred stock.  The Company expects to consummate the transaction and to use the proceeds to redeem its Series A Preferred Stock, originally issued to the U.S. Treasury in connection with its Capital Purchase Program.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: July 28, 2011	By:	/s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)